UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported under Item 2.01 in the Current Report on Form 8-K filed by The Middleby Corporation (the “Company”) on June 22, 2018 (the “Initial Form 8-K”), on June 22, 2018 the Company and Middleby Marshall Inc., a direct wholly owned subsidiary of the Company, completed their acquisition of the Taylor Company (“Taylor”) pursuant to a Stock Purchase Agreement, dated May 18, 2018, with United Technologies Corporation, a Delaware corporation, Carrier Corporation, a Delaware corporation and a wholly owned subsidiary of UTC, and Carrier Asia Limited, a company limited by shares registered in Hong Kong and a wholly owned subsidiary of UTC.

This Current Report on Form 8-K/A amends the Initial Form 8-K to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the Initial Form 8-K in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K. Except as set forth herein, no other modifications have been made to the Initial Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited combined financial statements of Taylor as of and for the year-ended December 31, 2017, which comprise the combined balance sheet as of December 31, 2017 and the related combined statements of operations, of comprehensive income, of changes in net investment and of cash flows for the year then ended, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed combined financial statements of Taylor as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and March 31, 2017, which comprise the condensed combined balance sheets as of March 31, 2018, and the related condensed combined statements of operations, of comprehensive income, of changes in net investment and of cash flows for the three-month periods ended March 31, 2018 and 2017, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial data of the Company and Taylor required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)                                 Exhibits

Exhibit No.	Description
15.1	Letter Regarding Unaudited Interim Financial Information
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited combined financial statements of Taylor as of and for the year-ended December 31, 2017
99.2	Unaudited condensed combined financial statements of Taylor as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and March 31, 2017
99.3	Unaudited pro forma condensed combined financial data of the Company and Taylor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2018	THE MIDDLEBY CORPORATION

	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and Chief Financial Officer